THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Prudential Asset Allocation Fund

Supplement dated April 22, 2015,

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

At a recent meeting, the Board of Directors of the Prudential Asset Allocation Fund approved the following changes:

1. Changing the name of the Fund from Prudential Asset Allocation Fund to Prudential Balanced Fund.

2. Changing the Fund’s dividend distribution schedule from annual to quarterly.

The name change for the Fund will not result in any changes to the Fund’s current investment policies, investment strategies, investment objective or benchmark.

The new name for the Fund will be effective on or about May 22, 2015. The change in the Fund’s dividend distribution schedule will also be effective on or about May 22, 2015.

LR761